Summary Prospectus May 1, 2015 Class I Shares Pacific Dynamix - Growth Portfolio
This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, as may be supplemented or amended from time to time, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.pacificlife.com/PacificSelectFund.htm. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time)
Annuity Financial Advisors:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time)
The Fund’s statutory prospectus and statement of additional information, both dated May 1, 2015, as may be supplemented or amended from time to time, are incorporated by reference into this summary prospectus.

Investment Goal

This Fund seeks moderately high, long-term growth of capital with low, current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee	0.20%
Service Fee	0.20%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses	0.65%
Less Expense Reimbursements[1]	(0.06%)
Total Annual Fund Operating Expenses after Expense Reimbursements	0.59%

1 PLFA has agreed to reimburse the Fund to the extent the total annual operating expenses (excluding extraordinary expenses) of the Fund and its proportionate share of fees and expenses of its Pacific Dynamix Underlying Funds exceed 0.59%, through April 30, 2016. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Fund. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the expense cap that was in effect at the time of reimbursement.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

This Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$60	$202	$356	$805

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 8% of the average value of the Fund.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Pacific Dynamix Underlying Funds”). Under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes:

	Broad Asset Class Target Allocations
Fund	Debt	Equity
Pacific Dynamix – Growth Portfolio	20%	80%

The percentages shown above are target allocations; the actual allocations may vary as described below.

PLFA manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—an asset class model (the “Model”) for the Fund is developed annually that seeks to meet the Fund’s investment goal. Within each broad asset class, there are narrower asset class categories (the “asset class categories”) which are used to develop the Model. The broad asset class target allocations, along with the target allocations for the asset class categories, are taken into consideration in developing the Model. The broad equity asset class includes asset class categories such as domestic small-capitalization and large-capitalization growth and value, international large-capitalization and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds and high yield bonds.

PLFA may overweight or underweight the 20/80% broad asset class target allocations, and/or adjust the asset class category target allocations in the Model, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors. However, the Fund’s actual broad asset class target allocations are not normally expected to vary by more than 10% (so the debt allocation may range from 10-30% and the equity allocation may range from 70-90%).

PLFA then determines the amount of Fund assets to invest in each Pacific Dynamix Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

(2) Manager Oversight—PLFA monitors and evaluates the Pacific Dynamix Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the respective Pacific Dynamix Underlying Fund.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund and their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

A majority of the Pacific Dynamix Underlying Funds in which the Fund invests are index funds, which means that they seek to match the investment returns of specified stock or bond indices. The Fund may also invest in Pacific Dynamix Underlying Funds that are not index funds.

Investments of the Pacific Dynamix Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large- and small-capitalization companies; and domestic and non-U.S. stocks, including emerging market stocks.

Investments of the Pacific Dynamix Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, which may include U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; non-U.S. debt securities; debt instruments of varying duration and high yield bonds.

The Fund may invest a significant portion of its assets in any single Pacific Dynamix Underlying Fund. The Fund will be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

For additional information, including where to obtain more information about the Fund’s investment strategies, the names and investment strategies of the Pacific Dynamix Underlying Funds in which the Fund may invest and the Fund’s investments in the Pacific Dynamix Underlying Funds as of the most recent month end, please see the Additional Information About Principal Investment Strategies and Risks section in this prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Pacific Dynamix Underlying Funds that invest primarily in equity instruments, this Fund has more exposure to Equity Securities Risk than the other Pacific Dynamix Portfolios. An investment in any Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the Fund is subject to the following principal risks:

• Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund is exposed to the same risks as the Pacific Dynamix Underlying Funds in which it invests in direct proportion to its allocations to those Pacific Dynamix Underlying Funds. Although the theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term, which assumes that asset classes may not move in tandem and that positive returns in an asset class will help offset negative returns in other investments, you still may lose money and/or experience price volatility risk, particularly during periods of broad market declines. Because a Pacific Dynamix Underlying Fund’s investments can change due to market movements, the Pacific Dynamix Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each Pacific Dynamix Underlying Fund’s investment exposures to determine the Fund’s allocations to the Pacific Dynamix Underlying Fund. As a result, the Fund’s actual allocation to a Pacific Dynamix Underlying Fund may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Performance of asset classes in general may also diverge from historical performance and assumptions used to develop the allocations. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class or asset class category rather than investing in the Fund.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA may be influenced by its view of the best interests of Pacific Dynamix Underlying Funds, such as a view that a Pacific Dynamix Underlying Fund may benefit from additional assets or could be harmed by redemptions. In addition, PLFA’s management of the Fund and the Fund’s risk/return profile may be influenced by the insurance companies that use the Fund as an investment option for their variable life and annuity contracts. These insurance companies may include affiliates of PLFA. For instance, PLFA’s management of the Fund may be influenced by the insurance companies’ financial interest in reducing the volatility of the overall value of variable life and annuity contracts in light of the insurance companies’ obligations on various guarantees under those contracts, which may potentially conflict with the interests of contract owners who are invested in the Fund. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Pacific Dynamix Underlying Funds, the Fund and the shareholders of the Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of a Pacific Dynamix Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Pacific Dynamix Underlying Funds

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact an Underlying Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase an Underlying Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. An Underlying Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Fund. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact an Underlying Fund significantly.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Forward commitments are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because these instruments are privately negotiated, they are subject to the risk of default by, or bankruptcy of, a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. A Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, a Fund’s ability to close out of a forward position is dependent on the liquidity of the secondary forward market. There is also a risk of imperfect correlation between the change in market value of the underlying asset and the price of the forward contract, as well as losses caused by unanticipated market movements, which are potentially unlimited.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of an Underlying Fund’s target index or of other funds that purchased all or substantially all of the securities in the same index.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage, changes in markets in which the issuer offers good or services, and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in an Underlying Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which an Underlying Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which an Underlying Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and an Underlying Fund may lose value, regardless of the individual results of the securities and other instruments in which an Underlying Fund invests. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact an Underlying Fund in unforeseen ways, such as causing an Underlying Fund to alter its existing strategies or potentially, to liquidate and close.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Passive Management Risk: A passive investment strategy attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which generally seeks to outperform a benchmark index. As a result, a passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of the current or projected performance of a specific security, industry or market sector, which could cause the index fund’s return to be lower than if the fund were actively managed. Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

• Price Volatility Risk: The value of an Underlying Fund’s investments may go up or down rapidly or unpredictably. To the extent an Underlying Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies.

• Tracking Error Risk: Performance of an Underlying Fund may vary, sometimes substantially, from the performance of its benchmark index due to imperfect correlation between an Underlying Fund’s investments and the index as a result of cash flows, liquidity constraints, regulatory requirements, expenses and transaction costs, ongoing differences between the index composition and an Underlying Fund’s investments, changes to the index composition, and other factors.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index that corresponds to the larger of the Fund’s broad asset class target allocations. To further assist in performance comparison, a composite benchmark is presented that is comprised of certain broad-based market indices based on the target allocations for the Fund. The composite benchmark is comprised of 55% S&P 500, 25% MSCI World ex USA (Net), and 20% Barclays U.S. Aggregate Bond Indices. Historically, each component of the composite benchmark has been disclosed in the table. To simplify the performance presentation, the Fund has revised the table to include only the S&P 500 Index as the broad-based market index and the composite benchmark. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q3 2010: 10.70%; Q3 2011: (13.40%)

Average Annual Total Returns (For the periods ended December 31, 2014)	1 year	5 years	Since Inception
Class I (incepted May 1, 2009)	5.43%	10.14%	13.16%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	13.69%	15.45%	18.85%
Pacific Dynamix – Growth Composite Benchmark (reflects no deductions for fees or expenses)	7.47%	10.89%	14.11%

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since Inception
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since Inception
Max Gokhman, Director and Portfolio Manager	Since 2015
Samuel S. Park, Investment Consultant and Portfolio Manager	Since 2013

Purchase and Sale of Shares

Class I shares of the Fund are offered at net asset value (“NAV”) and are available only as an underlying investment option for variable life insurance and variable annuity products (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund – you choose investment options through your variable product. The insurance companies then invest in the Fund if you choose it as an investment option, and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements, and procedures for purchase or redemption of shares of the Fund that apply to your variable product should be described in the prospectus for the variable product.

Tax Information

Because the only shareholders of the Fund are the insurance companies offering the variable products or the Portfolio Optimization Portfolios, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, LLC (“PSD”), the Distributor for the Fund and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the variable products. Class I shares of the Fund pay a service fee to PSD that can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the Fund over another investment. Ask your salesperson for more information.